SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 17, 1998



                                  SBARRO, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    New York
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)


         1-8881                                            11-2501939
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


                   763 Larkfield Road, Commack, New York 11725
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 864-0200


                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.     Other Events..
-------     --------------

            On June 17, 1998, the Company issued a press release (the "Press Release") reporting that (i) negotiations regarding a proposal by the Sbarro Family for the acquisition of all shares of the Company not owned by them have been terminated, (ii) it and its investment banker will explore various strategic alternatives for the benefit of all shareholders, (iii) it was continuing the suspension of dividends and that its Board of Directors will evaluate the declaration of future dividends in light of circumstances as they exist at the time and (iv) it intends to reschedule its Annual Meeting of Shareholders to on or about August 19, 1998.

            A copy of the Press Release is attached to this report as Exhibit 99.01.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
-------     -------------------------------------------------------------------

      (a)   Financial statements of business acquired:

            Not applicable.

      (b)   Pro forma financial information:

            Not applicable.

      (c)   Exhibits:

            99.01: Sbarro, Inc. Press Release dated June 17, 1998.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  SBARRO, INC.


Date: June 17, 1998                               By: /s/ Mario Sbarro
                                                     ---------------------------
                                                      Mario Sbarro,
                                                      Chairman of the Board

                                  EXHIBIT INDEX



Exhibit
Number               Description
------               -----------

99.01                Sbarro, Inc. Press Release dated June 17, 1998.







                                       -3-